                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         CTI DIVERSIFIED HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     5)   Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     3)   Filing Party:

          ----------------------------------------------------------------------
     4)   Date Filed:

          ----------------------------------------------------------------------

                         CTI DIVERSIFIED HOLDINGS, INC.
                          1116 - 925 W. GEORGIA STREET,
                  VANCOUVER, BRITISH COLUMBIA, CANADA, V6C 3L2

                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 29, 2001

         The 2001 Annual Meeting of Stockholders of CTI Diversified Holdings, Inc. (the "Company") will be held at Getz, Prince, Wells, Barristers & Solicitors, 1810 - 1111 West Georgia Street, Vancouver, British Columbia, Canada, on Friday, June 29, 2001 at 2:00 p.m., local time, to consider and act upon the following matters:

         1. To consider and vote upon a proposal to approve the minutes of the 2000 Annual Meeting of Stockholders;

         2 To elect four directors to serve until the next Annual Meeting of Stockholders;

         3. To consider and vote upon a proposal to ratify the selection by the board of directors of the Company David J. Maxwell Ltd., as the independent auditors of the Company for the fiscal year ending December 31, 2001; and

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on May 15, 2001 are entitled to notice of, and to vote at, the meeting. The stock transfer books of the Company will remain open for the purchase and sale of the Company's common stock, par value $.001 per share. All stockholders are cordially invited to attend the meeting.

                                           By Order of the Board of Directors


                                           Stephen Koltai, Secretary

Vancouver, B.C
Canada

May 15, 2001

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                         CTI DIVERSIFIED HOLDINGS, INC.
                          1116 - 925 W. GEORGIA STREET,
                  VANCOUVER, BRITISH COLUMBIA, CANADA, V6C 3L2

           PROXY STATEMENT FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 29, 2001

         This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of CTI Diversified Holdings, Inc. (the "Company") for use at the 2001 Annual Meeting of Stockholders to be held on June 29, 2001 and at any adjournment or adjournments of that meeting (the "Annual Meeting"). All proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to the Secretary of the Company.

         The Company's Annual Report for the year ended December 31, 2000 is being mailed to stockholders with the mailing of this Notice of Meeting and Proxy Statement on or about May 25, 2001.

VOTING SECURITIES AND VOTES REQUIRED

         On May 15, 2000, the record date for the determination of stockholders entitled to notice of and to vote at the meeting, there were outstanding and entitled to vote an aggregate of 16,500,000 shares of common stock of the Company, par value $0.001 per share ("Common Stock"). The Company has no other class of shares outstanding. Each share of Common Stock is entitled to one vote. Accordingly, 16,500,000 votes may be cast on the matters set forth in the Notice of Annual Meeting. Holders of shares of Common Stock vote as a single class on all matters submitted to the Company's stockholders for approval.

         Under the Company's Bylaws, the holders of 30% of the stock issued and outstanding and entitled to vote at a meeting of the stockholders, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of. If such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Stockholders holding shares of Common Stock who are present in person or represented by proxy (including stockholders who abstain from voting their shares or who do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

         The affirmative vote of the holders of a plurality of votes cast by the stockholders entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of a majority of the outstanding stock entitled to vote thereon. The affirmative vote of a majority of the votes entitled to be cast on the matter is required for the approval of each of the other matters to be voted upon.

         Stockholders who abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a matter.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information, as of March 31, 2001, with respect to any person (including any "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities, and as to those shares of the Company's equity securities beneficially owned by each of its directors, the executive officers of the Company and all of its directors and executive officers as a group. Unless otherwise specified in the table below, such information, other than information with respect to the directors and officers of the Company, is based on a review of statements filed, with the Securities and Exchange Commission (the "Commission") pursuant to Sections 13(d), 13(f), and 13(g) of the Exchange Act with respect to the Company's Common Stock. As of March 31, 2001, there were 16,500,000 shares of Common Stock outstanding.

         The number of shares of Common Stock beneficially owned by each person is determined under the rules of the Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after March 31, 2001 through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

                                              NUMBER OF SHARES     PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER (1)    BENEFICIALLY OWNED      CLASS (2)
--------------------------------------------------------------------------------
John Anderson
3106 West 5th Avenue, Vancouver, BC               1,024,725            6.2 %
--------------------------------------------------------------------------------
Bill Calsbeck
5883 Walker Avenue
Burnaby, BC
V5E 3B3                                           1,024,725            6.2 %
--------------------------------------------------------------------------------
JAWZ Inc.
400, 630 - 8th Ave
Calgary, Alberta                                  1,051,368            6.3 %
--------------------------------------------------------------------------------
Stephen Koltai
1563 Lodgepole Place
Coquitlam, BC
V3B 2V99(2)                                       1,024,225            6.2 %
--------------------------------------------------------------------------------

1.       Officer & Director.
2. Percent of Ownership is calculated in accordance with the Securities and Exchange Commission's Rule 13d - 3(d)(1).



                   PROPOSAL NO. 1: APPROVAL OF THE MINUTES OF
                     THE 2000 ANNUAL MEETING OF STOCKHOLDERS

GENERAL

         The persons named in the enclosed proxy will vote to approve the minutes of the 2000 Annual General Meeting of Stockholders, in the form attached as Appendix A hereto unless the proxy is marked otherwise. If a stockholder returns a proxy without contrary instructions, the persons named as proxies will vote to approve the minutes of the 2000 Annual Meeting of Stockholders.

BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR APPROVAL OF THE MINUTES OF THE 2000 ANNUAL GENERAL MEETING OF STOCKHOLDERS.

                      PROPOSAL NO. 2 - ELECTION OF DIRECTORS

         The persons named in the enclosed proxy will vote to elect as directors the four nominees named below, unless the proxy is marked otherwise. If a stockholder returns a proxy without contrary instructions, the persons named as proxies will vote to elect as directors the nominees named below, each of whom is currently a member of the board of directors of the Company, except Donald Farnell.

         Each director will be elected to hold office until the 2002 Annual Meeting of Stockholders and until his successor is duly elected and qualified. All of the nominees have indicated their willingness to serve, if elected; however, if any nominee should be unable to serve, the shares represented by proxies may be voted for a substitute nominee designated by the board of directors of the Company.

         There are no family relationships between or among any officers or directors of the Company.

         Set forth below are the name and age of each member of, or nominee to, the board of directors of the Company, and the positions and offices held by him, his principal occupation and business experience during the past five years, the names of other publicly held companies of which he serves as a director and the year of the commencement of his term as a director of the Company. Information with respect to the number of shares of Common Stock beneficially owned by each director, directly or indirectly, as of March 31, 2001, appears above under the heading "Stock Ownership of Certain Beneficial Owners and Management."

NOMINEES FOR DIRECTOR

         STEPHEN KOLTAI, Chairman, President, Secretary, Treasurer- Mr. Koltai brings to CTI over 25 years in sales marketing and top-level senior management experience in retail, financial, service and high tech industries in North America and Asia. On April 20, 1999 Mr. Koltai was appointed secretary of Cobratech Industries Ltd. On November 29, 2000, Mr. Koltai was appointed a director and was appointed Chairman and

CEO of Cobratech. Prior to joining Cobratech, Mr. Koltai founded a Vancouver-based high tech company that marketed remote data collection and communication solutions to major corporate end users. He later took his company public and expanded his market into Asia by opening in Hong Kong and was the Director of Koltai Holdings Ltd., an investment holding company.

         RENE PALSENBARG, Director - Mr. Palsenbarg is the Executive Vice President of Synnova Ventures Corporation from April 2000 to the present. Synnova Ventures Corporation is a Vancouver based corporate finance business that specializes in assisting selected businesses in the structuring and development of their business affairs to enable them to raise private investment capital. Prior to April 2000, Mr. Palsenbarg supervised the real estate and development portfolio for Charlwood Pacific Properties for 6 years. Charlwood Pacific Properties is a subsidiary of the Charlwood Pacific Group, a major shareholder in Century 21 Canada Ltd., Uniglobe Travel International and Uniglobe.com. Charlwood Pacific Group has been operating since 1974 and employs over 11,000 people worldwide, with annual sales exceeding $2 billion. Mr. Palsenbarg holds a Bachelor of Science degree in Computer Science, a Bachelor of Business Administration degree from Simon Fraser University, and a diploma of Labour Relations from the British Columbia Institute of Technology.

         ROBERT J. KUBBERNUS, Director. - Mr. Kubbernus has served as Chairman of the Board, Chief Executive Officer and President of JAWZ Inc., and information security company listed on the NASDAQ National Board since October 1997. Mr. Kubbernus' primary responsibilities have been to oversee security product developers, provide executive direction and develop key contacts with governmental authorities, investors, clients, insurance underwriters and the investment community for JAWZ. From October 1992 to September 1997, Mr. Kubbernus held the position of President and Chief Executive Officer of Bankton Financial Corporation, a company which provides business and lending advisory services, where he led a team of corporate financial consultants who specialized in the placement of debt instruments with institutional and private lenders.

         DONALD FARNELL, Director - Don Farnell is a Director and founder of Communication Management Group Ltd. formed in early 1995 to focus exclusively on the high technology sector in the specific areas of telecommunications, software development and internet service. In September 2000, Don became the CEO of Sentry Telecom Systems Inc, a company that produces computer and telecommunications security products.

         From 1995 to 1997, Don was the President & CEO of Telelink Communications Inc., a telecommunications service and infrastructure supply company.

         Don has more than thirty years of senior corporate banking experience, and over 15 years of management consulting experience.


BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR EACH OF STEPHEN KOLTAI, RENE PALSENBARG, ROBERT J. KUBBERNUS, AND DONALD FARNELL AS DIRECTORS OF THE COMPANY TO HOLD OFFICE UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED OR UNTIL HIS EARLIER DEATH, REGISTRATION OR REMOVAL.

BOARD AND COMMITTEE MEETINGS

         The board of directors of the Company expects to establish an audit committee consisting of at least Rene Palsenbarg , Robert J. Kubbernus and Donald Farnell, each of whom is an independent director on the Company's board of directors, after the annual meeting on June 29, 2001. The audit committee makes recommendations to the board of directors of the Company concerning the engagement of independent public accountants, review with the independent public accountants the scope and results of the audit engagement, approve professional services provided by the independent public accountants, review the independence of the independent public accountants, consider the range of audit and non-audit fees, and review the adequacy of the Company's internal accounting controls. The audit committee will be nominated after the annual meeting and will hold its first meeting to discuss current Securities and Exchange Commission audit committee rules.

         In 2001, the board of directors of the Company has not yet determined the members of the Compensation Committee but expect to do so in conjunction with the first meeting of the board of directors following the annual meeting. The compensation committee will be responsible for establishing compensation levels on an annual basis for the Company's executive officers and administers the Company's Stock Option Plan.

         The Company does not have a nominating committee or a committee serving a similar function. Nominations are made by and through the full board of directors of the Company.

COMPENSATION OF DIRECTORS

         Out-of-pocket expenses of the Company's directors, related to their attendance at meetings of the board of directors, are paid by the Company. The Company does not currently provide additional compensation for committee participation or special assignments of the Company's board of directors. No other payments have been made to any member of the Company's board of directors.

                      EXECUTIVE OFFICERS OF THE REGISTRANT

         The following table sets forth the names, ages and positions of the current executive officers of the Company.

                  NAME                     AGE            POSITION
                  ----                     ---            --------
Stephen Koltai(1) .....................     55   Chairman of the Board,
                                                 President Secretary, Treasurer

----------
(1) Mr. Koltai's biography is set forth under "Election of Directors-- Nominees for Director."

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table - The following table sets forth certain information with respect to the annual and long-term compensation for the last three fiscal years of the Company's President and Chief Executive Officer and the Company's other executive officers (including former executive officers) whose total annual salary and bonus for 2000 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                                                           COMPENSATION
                                ANNUAL COMPENSATION                           AWARDS
                            ---------------------------                    ------------
                                                                                              ALL
                                                           OTHER ANNUAL     SECURITIES       OTHER
NAME AND PRINCIPAL                                         COMPENSATION     UNDERLYING    COMPENSATION
POSITION                    YEAR   SALARY ($)   BONUS($)       ($)         OPTIONS/SAR         ($)
--------                    ----   ----------   --------       ---         -----------         ---
Dennis Greenfield.......    2000       0              -         -               -               -
Past President,             1999       0              -         -               -               -
Director                    1998       0              -         -               -               -

Lorelie Capul...........    2000       0        $40,600         -               -               -
Secretary, Director(1)                                          -               -               -
                                                                -               -               -

(1) On August 11, 2000, 20,000 shares were issued to Lorelie Capul in recognition for her service to the Company. On January 12, 2001, these shares had a market value of $40,600 USD.

         The Issuer paid no cash compensation to its officers and directors. However both directors received their pro-rata cash compensation from NYBC for their services to that company during the year. In the past, Mr. Greenfield received a salary of 1,200,000 pesos per year (approximately $30,000 USD per year) from NYBC. Ms. Capul received a salary of 117,000 pesos per year (approximately $2,925 USD per year) from NYBC.

         There is no annuity, pension or retirement benefits proposed to be paid to officers, directors or employees of the Company in the event of retirement.

         No cash remuneration (other than the possibility that the issue will be reconsidered when the Company is profitable as reported in paragraph 1 of this item), is proposed to be paid in the future, directly or indirectly, to any officer or director under any plan which is presently existing. No options have been granted.

         Option Grant Table - As of December 31, 2000 and to date the Company has not granted any options.

         Year End Option Table - As of December 31, 2000 and to date the Company has not granted any options.

         SUMMARY COMPENSATION TABLE (COBRATECH ) - The following table sets forth certain information with respect to the annual and long-term compensation for the last three fiscal years of the wholly owned subsidiary of the Company, Cobratech. This table contains information for the Cobratech President and Chief Executive Officer and the Company's other executive officers (including former executive officers) whose total annual salary and bonus for 2000 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                                                           COMPENSATION
                                ANNUAL COMPENSATION                           AWARDS
                            ---------------------------                    ------------
                                                                                              ALL
                                                           OTHER ANNUAL     SECURITIES       OTHER
NAME AND PRINCIPAL                                         COMPENSATION     UNDERLYING    COMPENSATION
POSITION                    YEAR   SALARY ($)   BONUS($)       ($)         OPTIONS/SARs         ($)
--------                    ----   ----------   --------       ---         ------------         ---
Stephen Koltai..........    2000          0        -        $ 190,000             -               -
Past President,             1999          0        -                -             -               -
Director                    1998          0        -                -             -               -

                      REPORT OF THE COMPENSATION COMMITTEE

         The Board of Directors has not yet determined the members of the Compensation Committee but expect to do in conjunction with the Annual General Meeting of the Company. The Compensation Committee will be responsible for determining the compensation and benefit packages of each executive officer and recommending it to the Company's board of directors.

         The Compensation Committee will set the compensation for executive officers and establish compensation policies for the Company's Chief Executive Officer and all other executive officers of the Company. Certain decisions of the Compensation Committee will be subject to approval of the Company's board of directors.

         The Company's executive compensation program will be designed to promote the achievement of the Company's business goals, and, thereby, to maximize corporate performance and stockholder returns. Executive compensation consists of a combination of base salary and stock-based incentives. The Compensation Committee considers stock incentives to be a critical component of an executive's compensation package in order to help align executive interests with stockholder's interests.

Compliance with Internal Revenue Code Section 162(m)

         Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's Chief Executive Officer and four other most highly compensated executive officers. Qualifying performance compensation will not be subject to the deduction limit if certain requirements are met. The Company intends to structure the performance-based portion of the compensation of its executive officers (which currently consists of stock option grants and performance based bonuses described above), in a manner that complies with the new statute to mitigate any disallowance of deductions.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The are presently no members of the compensation committee and the Company is identifying potential candidates who have not been an officer or employee of the Company or any subsidiary of the Company, or have any relationship with the Company that would require disclosure under Item 404 of Regulation S-K under the Exchange Act.

                          COMPARATIVE STOCK PERFORMANCE

         The first day of trading for the company's stock was in January, 2001. There is no comparative stock data at this time that would indicate a trend when compared with comparable indexes.

            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS PROMOTERS

PURCHASE OF COBRATECH INDUSTRIES INC.

         On February 16, 2001, Company entered into an agreement with the shareholders of Cobratech Industries Inc., to purchase all of the issued and outstanding shares of Cobratech for 6,000,000 restricted shares of the Company. Pursuant to this agreement, the following people received common stock of the Company, in consideration for their shares of Cobratech, as follows:

COBRATECH SHAREHOLDER                         CTI SHARES RECEIVED
---------------------                         -------------------
John Anderson (1)                                  1,024,725

William Calsbeck (2)                               1,024,725

Stephen Koltai (3)                                 1,024,225

JAWZ Inc. (4)                                      1,051,368

----------
(1)      John Anderson is a director of Cobratech Industries Inc.
(2)      William Calsbeck is a director of Cobratech Industries Inc.
(3) Stephen Koltai is Chairman, President, Secretary, Treasurer and a Director of the Company.
(4) JAWZ Inc., is a consultant of the Company and provides products, and services to the Company.

TRANSACTIONS WITH JAWZ INC.

         The Company's wholly owned subsidiary, Cobratech Industries Inc. executed a memorandum of agreement on October 19, 1999 with Jaws Technologies Inc. (now "JAWZ Inc."). The memorandum of agreement granted Cobratech the exclusive right to market and sell the JAWZ products in Asia for a period of four years in exchange for 25% of the then issued and outstanding share capital of Cobratech at $0.01 per shares. On October 21, 1999 2,000,000 shares were granted to JAWZ and an option to renew the memorandum for an additional term of five years was executed. Cobratech agrees to pay JAWZ a sales royalty of 25% of gross sales of JAWZ products. No royalties have been paid to date.

         During 2000, Cobratech purchased training and training manuals from Jawz Canada at a cost of $12,000. On February 16, 2001 JAWZ sold its shares in Cobratech to the Company in exchange for 1,051,368 shares of the Company pursuant to the share purchase agreement noted above. Robert Kubbernus, CEO, and director of Jawz is also a director of CTI.

                    PROPOSAL 3: RATIFICATION OF SELECTION OF

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The board of directors of the Company has selected the accounting firm of David J. Maxwell Ltd. to serve as independent auditors of the Company for the fiscal year ending December 31, 2001. The Company has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries in any capacity. A representative of David J. Maxwell Ltd. will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

         Although the Company is not required to submit the ratification of the selection of its independent auditors to a vote of shareholders, the Company's board of directors believes that it is a sound policy to do so. In the event that the majority of the votes cast are against the selection of David J. Maxwell Ltd. the directors will consider the vote and the reasons therefor in future decisions on the selection of independent auditors.

BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF DAVID J. MAXWELL LTD. AS INDEPENDENT AUDITORS OF THE COMPANY.

                                  OTHER MATTERS

         The Company's board of directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

         All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, facsimile and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

         Proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Company at its principal office in Vancouver, British Columbia, Canada not later than December 31, 2001 for inclusion in the proxy statement for that meeting.

                                        By Order of the Board of Directors

                                        /s/ Stephen Koltai

                                        STEPHEN KOLTAI

                                        Secretary

May 15, 2001



THE BOARD OF DIRECTORS OF THE COMPANY ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THIS MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                   APPENDIX A

                 PROPOSED MINUTES OF 2000 STOCKHOLDERS' MEETING

              MINUTES OF THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
                                       Of
                             Unique Bagel Co., Inc.

         The Secretary of the Corporation Noted that:

(1) the Directors of the Corporation for the ensuing year were appointed as follows:

         Dennis Greenfield
         Lorelie Capul

(2) That the appointment of Robert Bliss CPA, PC, as the Corporation's auditors/ accountants for the current year be and the same was approved.

(3) all acts and deeds of the Directors of the Corporation up to and including the date hereof were approved, ratified and confirmed.


/s/ "Lorelie Capul"
-------------------
Secretary



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